UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2023

ASSOCIATED CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37387	47-3965991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 629-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AC	New York Stock Exchange

Item 5.07                            Submission of Matters to a Vote of Security Holders.

On June 2, 2023, Associated Capital Group, Inc. (the "Company") held its 2023 Annual Meeting of Shareholders (the “Meeting”).

As of April 14, 2023, the record date for the Meeting, the Company had outstanding 2,952,783 shares of Class A common stock (“Class A Stock”) and 18,962,754 shares of Class B common stock (“Class B Stock”). The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to ten votes per share. Shares present or represented at the Meeting were 2,417,048 shares of Class A Stock and 18,533,816 shares of Class B Stock, constituting a quorum.

At the Meeting, the shareholders of the Company (1) elected the nine director nominees to the board of directors of the Company to serve until the 2024 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified and (2) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(1) Election of Directors:

NOMINEES	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mario J. Gabelli	186,973,918	467,752	313,538
Marc Gabelli	187,082,186	359,484	313,538
Daniel R. Lee	187,244,451	197,219	313,538
Bruce M. Lisman	187,221,547	220,123	313,538
Frederic V. Salerno	186,929,470	512,200	313,538
Salvatore F. Sodano	187,431,369	10,301	313,538
Elisa M. Wilson	186,989,160	452,510	313,538
Douglas R. Jamieson	187,436,417	5,253	313,538
Richard T. Prins	187,437,739	3,931	313,538

(2) Ratification of appointment of Deloitte & Touche LLP:

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
187,726,871	5,436	22,901	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Capital Group, Inc.

By: /s/ Ian J. McAdams
Ian J. McAdams
Interim Co-Chief Financial Officer

Date: June 5, 2023